                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Registration Statement of EnvironMax.com, Inc. on Amendment No. 3 to Form S-1 (No. 333-34612) of our reports dated March 1, 2000, and April 4, 2000, appearing in the Prospectus, which is part of this Registration Statement, and we also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ DELOITTE & TOUCHE LLP
-----------------------------------

Salt Lake City, Utah

November 21, 2000